SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION SECOND QUARTER 2023 PHYSICIANS REALTY TRUST NYSE: DOC Exhibit 99.2 June 2023 University of Florida Health North Jacksonville, FL CVA Building Birmingham, AL

2 ABOUT PHYSICIANS REALTY TRUST 4 CONSOLIDATED BALANCE SHEETS 6 CONSOLIDATED STATEMENTS OF INCOME 7 SECOND QUARTER 2023 HIGHLIGHTS 8 FINANCIAL HIGHLIGHTS 9 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (“FFO”), NORMALIZED FUNDS FROM OPERATIONS (“NORMALIZED FFO”), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (“NORMALIZED FAD”) 10 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 11 MARKET CAPITALIZATION AND DEBT SUMMARY 12 LEVERAGE STATISTICS AND COVENANT PERFORMANCE 13 PORTFOLIO PERFORMANCE AND LEASING ROLLFORWARD 14 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 15 PORTFOLIO DIVERSIFICATION 16 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 17 REPORTING DEFINITIONS 18 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “outlook,” “continue,” “projects,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. NON-GAAP FINANCIAL MEASURES This presentation includes EBITDAre, Adjusted EBITDAre, Net Operating Income (or “NOI”), Cash NOI, Outpatient Medical Same-Store Cash NOI, Funds From Operations (or “FFO”), Normalized FFO, and Normalized Funds Available For Distribution (or “FAD”), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated August 3, 2023, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed health care real estate company organized in 2013 to acquire, selectively develop, own, and manage health care properties that are leased to physicians, hospitals, and health care delivery systems. We invest in real estate that is integral to providing high quality health care services. Our properties typically are on a campus with a hospital or other health care facilities or strategically located and affiliated with a hospital or other health care facilities. Our management team has significant public health care REIT experience and long established relationships with physicians, hospitals, and health care delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of June 30, 2023, owned approximately 96.0% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's 108,843 square foot corporate office and one 20,840 square foot retail asset. COMPANY SNAPSHOT As of June 30, 2023 Gross real estate investments (thousands) $ 5,997,402 Total health care properties 290 % Leased 94.5% Total portfolio gross leasable area (sq. ft.) 16,233,748 % of consolidated GLA from outpatient medical facilities 98% % of GLA on-campus / affiliated 90% Weighted average remaining lease term for all health care properties (years) 5.4 Cash and cash equivalents (thousands) $ 245,660 Net consolidated debt to firm value 32.3% Weighted average interest rate per annum on consolidated debt 4.0% Equity market cap (thousands) $ 3,335,941 Quarterly dividend $ 0.23 Quarter end stock price $ 13.99 Dividend yield 6.58% Common shares outstanding 238,451,853 OP Units outstanding and not owned by DOC 9,838,387 Dilutive restricted common shares and units 990,365 Consolidated firm value (thousands) $ 5,514,978

5 ABOUT PHYSICIANS REALTY TRUST (CONTINUED) BOARD OF TRUSTEES Tommy G. Thompson Chairman John T. Thomas President, Chief Executive Officer Stanton D. Anderson, Esq. Compensation Committee Chair Mark A. Baumgartner Audit Committee Chair Albert C. Black Nominating and Corporate Governance Committee Chair William A. Ebinger, M.D. Trustee Pamela J. Kessler Trustee Ava E. Lias-Booker, Esq. Trustee Richard A. Weiss, Esq. Finance and Investment Committee Chair MANAGEMENT TEAM John T. Thomas President, Chief Executive Officer Jeffrey N. Theiler Executive Vice President, Chief Financial Officer D. Deeni Taylor Executive Vice President, Chief Investment Officer Mark D. Theine Executive Vice President, Asset & Investment Management John W. Lucey Chief Accounting and Administrative Officer Daniel M. Klein Senior Vice President, Deputy Chief Investment Officer Bradley D. Page Senior Vice President, General Counsel Laurie P. Becker Senior Vice President, Controller Amy M. Hall Senior Vice President, Leasing & Physician Strategy W. Mark Dukes Senior Vice President, Asset Management COVERING ANALYSTS J. Dennerlein - Bank of America Merrill Lynch A. Hecht - JMP Securities LLC S. Valiquette - Barclays A. Wurschmidt - Keybanc Capital Markets Inc. J. Sanabria - BMO Capital Markets Corp. R. Kamdem - Morgan Stanley M. Gorman - BTIG J. Hughes - Raymond James Financial Inc. M. Griffin - Citi M. Carroll - RBC Capital Markets LLC D. Toti - Colliers Securities W. Golladay - Robert W. Baird & Co. M. Ross - Compass Point S. Manaker - Stifel J. Pawlowski - Green Street M. Lewis - Truist Securities M. Mueller - J.P. Morgan C. Siversky - Wells Fargo J. Petersen - Jefferies LLC The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us. LOCATION AND CONTACT INFORMATION Corporate Headquarters Independent Registered Corporate and REIT Tax Counsel 309 N. Water Street, Suite 500 Public Accounting Firm Baker & McKenzie LLP Milwaukee, WI 53202 Ernst & Young Richard Lipton, Senior Counsel (414) 367-5600 Milwaukee, WI 53202 Chicago, IL 60601 (414) 273-5900 (312) 861-8000

6 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) June 30, 2023 December 31, 2022 ASSETS (unaudited) Investment properties: Land and improvements $ 248,123 $ 241,559 Building and improvements 4,696,846 4,659,780 Construction in progress 30,899 18,497 Tenant improvements 91,649 88,640 Acquired lease intangibles 508,549 505,335 5,576,066 5,513,811 Accumulated depreciation (1,092,057) (996,888) Net real estate property 4,484,009 4,516,923 Right-of-use lease assets, net 229,110 231,225 Real estate loans receivable, net 88,969 104,973 Investments in unconsolidated entities 73,801 77,716 Net real estate investments 4,875,889 4,930,837 Cash and cash equivalents 245,660 7,730 Tenant receivables, net 8,294 11,503 Other assets 149,695 146,807 Total assets $ 5,279,538 $ 5,096,877 LIABILITIES AND EQUITY Liabilities: Credit facility $ 392,524 $ 188,328 Notes payable 1,451,162 1,465,437 Mortgage debt 163,926 164,352 Accounts payable 4,209 4,391 Dividends and distributions payable 60,404 60,148 Accrued expenses and other liabilities 93,432 87,720 Lease liabilities 104,696 105,011 Acquired lease intangibles, net 23,211 24,381 Total liabilities 2,293,564 2,099,768 Redeemable noncontrolling interests - partially owned properties 3,115 3,258 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 238,451,853 and 233,292,030 common shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively 2,385 2,333 Additional paid-in capital 3,813,864 3,743,876 Accumulated deficit (969,743) (881,672) Accumulated other comprehensive income 9,282 5,183 Total shareholders’ equity 2,855,788 2,869,720 Noncontrolling interests: Operating Partnership 117,766 123,015 Partially owned properties 9,305 1,116 Total noncontrolling interests 127,071 124,131 Total equity 2,982,859 2,993,851 Total liabilities and equity $ 5,279,538 $ 5,096,877

7 CONSOLIDATED STATEMENTS OF INCOME (Unaudited and in thousands, except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Revenues: Rental revenues $ 93,615 $ 93,492 $ 187,158 $ 186,157 Expense recoveries 37,563 35,836 75,418 70,962 Rental and related revenues 131,178 129,328 262,576 257,119 Interest income on real estate loans and other 3,922 2,839 6,868 5,438 Total revenues 135,100 132,167 269,444 262,557 Expenses: Interest expense 20,634 17,234 39,787 34,057 General and administrative 10,162 10,028 21,362 20,321 Operating expenses 45,075 42,681 90,469 84,433 Depreciation and amortization 47,946 47,702 95,623 94,962 Total expenses 123,817 117,645 247,241 233,773 Income before equity in gain (loss) of unconsolidated entities and gain on sale of investment properties, net: 11,283 14,522 22,203 28,784 Equity in gain (loss) of unconsolidated entities 1,802 (224) 1,538 (390) Gain on sale of investment properties, net — 3,634 13 3,481 Net income 13,085 17,932 23,754 31,875 Net income attributable to noncontrolling interests: Operating Partnership (515) (886) (938) (1,578) Partially owned properties (1) (26) (155) (70) (314) Net income attributable to common shareholders $ 12,544 $ 16,891 $ 22,746 $ 29,983 Net income per share: Basic $ 0.05 $ 0.07 $ 0.10 $ 0.13 Diluted $ 0.05 $ 0.07 $ 0.10 $ 0.13 Weighted average common shares: Basic 238,399,653 225,617,275 237,944,378 225,344,756 Diluted 249,228,221 239,006,973 249,069,697 238,738,465 Dividends and distributions declared per common share $ 0.23 $ 0.23 $ 0.46 $ 0.46 (1) Includes amounts attributable to redeemable noncontrolling interests.

8 SECOND QUARTER 2023 HIGHLIGHTS OPERATING HIGHLIGHTS • Second quarter 2023 total revenue of $135.1 million, an increase of 2.2% compared to the prior year period • Second quarter 2023 rental and related revenue of $131.2 million, an increase of 1.4% compared to the prior year period • Reported net income of $13.1 million for the second quarter ended 2023, a decrease of 27.0% over the prior year period, and second quarter net income per share of $0.05 on a fully diluted basis • Generated quarterly normalized funds from operations (“Normalized FFO”) of $0.25 per share on a fully diluted basis • Second quarter Outpatient Medical Same-Store Cash Net Operating Income (“Cash NOI”) growth of 0.8% year-over- year • Declared quarterly dividend of $0.23 per share for the second quarter • 94.5% of portfolio square footage leased as of June 30, 2023 COMPANY ANNOUNCEMENTS • May 24, 2023: Announced an amendment to its unsecured credit facility, adding a $400.0 million term loan maturing May 2028 that with the effect of related swaps and the Company’s credit rating, bears fixed interest of 4.693%. • June 5, 2023: Announced the release of our fourth annual Environmental, Social, and Governance (ESG) Report. • June 16, 2023: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended June 30, 2023. The distribution was paid on July 18, 2023, to common shareholders and OP Unit holders of record as of the close of business on July 5, 2023. SECOND QUARTER INVESTMENT HIGHLIGHTS SUBSEQUENT INVESTMENT ACTIVITY • CVA Building, Birmingham, AL ($28.0 million) • Palos Heights Surgery Center, Palos Heights, IL ($2.6 million) • Emory Dunwoody ASC, Dunwoody, GA ($5.3 million) 8 C1TY Blvd Nashville, TN North Mountain Building Phoenix, AZ

9 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. G ro ss R ea l E st at e In ve st m en ts G ross Leasable A rea Portfolio Growth Since IPO Gross Real Estate Assets Gross Real Estate Investments/Year Portfolio GLA IPO 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q2 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 0 3,000,000 6,000,000 9,000,000 12,000,000 15,000,000 18,000,000 INCOME Three Months Ended June 30, 2023 March 31, 2023 Revenues $ 135,100 $ 134,344 Net income 13,085 10,669 NOI 93,585 92,330 Annualized Adjusted EBITDAre 348,176 349,036 Net income available to common shareholders per common share $ 0.05 $ 0.04 Normalized FFO 61,175 60,340 Normalized FFO per common share $ 0.25 $ 0.24 Normalized FAD 60,177 59,703 CAPITALIZATION As of ASSETS June 30, 2023 March 31, 2023 Gross Real Estate Investments (including gross lease intangibles) 5,997,402 5,974,353 Total Assets 5,279,538 5,061,167 DEBT AND EQUITY Consolidated Debt (1) 2,024,427 1,776,676 Total Equity 2,982,859 3,018,458 Equity Market Capitalization 3,335,941 3,559,250 Consolidated Firm Value 5,514,978 5,507,422 Consolidated Debt / Total Firm Value 36.7% 32.3% $123,998 $5,997,402

10 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (“FFO”), NORMALIZED FUNDS FROM OPERATIONS (“NORMALIZED FFO”), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (“NORMALIZED FAD”) (Unaudited and in thousands, except share and per share data) Three Months Ended June 30, 2023 Six Months Ended June 30, 2023 Net income $ 13,085 $ 23,754 Net income attributable to noncontrolling interests - partially owned properties (26) (70) Depreciation and amortization expense 47,834 95,394 Depreciation and amortization expense - partially owned properties (140) (278) Gain on the sale of investment properties, net — (13) Proportionate share of unconsolidated joint venture adjustments 422 2,728 FFO applicable to common shares $ 61,175 $ 121,515 Normalized FFO applicable to common shares $ 61,175 $ 121,515 Net income available to common shareholders per common share $ 0.05 $ 0.10 FFO per common share - diluted $ 0.25 $ 0.49 Normalized FFO per common share - diluted $ 0.25 $ 0.49 Normalized FFO applicable to common shares $ 61,175 $ 121,515 Non-cash share compensation expense 3,655 8,322 Straight-line rent adjustments (701) (1,936) Amortization of acquired above/below market leases/assumed debt 1,119 2,254 Amortization of lease inducements 242 471 Amortization of deferred financing costs 696 1,265 Recurring capital expenditures and lease commissions (5,790) (11,576) Loan reserve adjustments 7 10 Proportionate share of unconsolidated joint venture adjustments (226) (445) Normalized FAD applicable to common shares $ 60,177 $ 119,880 Weighted average common shares outstanding - diluted 249,228,221 249,069,697

11 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME (“NOI”), CASH NOI, OUTPATIENT MEDICAL SAME-STORE CASH NOI, EBITDAre, AND ADJUSTED EBITDAre (Unaudited and in thousands) NET OPERATING INCOME Three Months Ended June 30, 2023 Six Months Ended June 30, 2023 Net income $ 13,085 $ 23,754 General and administrative 10,162 21,362 Depreciation and amortization expense 47,946 95,623 Interest expense 20,634 39,787 Gain on the sale of investment properties, net — (13) Proportionate share of unconsolidated joint venture adjustments 1,758 5,402 NOI $ 93,585 $ 185,915 NOI $ 93,585 $ 185,915 Straight-line rent adjustments (701) (1,936) Amortization of acquired above/below market leases 1,119 2,254 Amortization of lease inducements 242 471 Loan reserve adjustments 7 10 Proportionate share of unconsolidated joint venture adjustments (84) (192) Cash NOI $ 94,168 $ 186,522 Cash NOI $ 94,168 Assets not held for all periods (1,569) Non-outpatient medical facilities (2,804) Lease termination fees (16) Interest income on real estate loans (2,512) Joint venture and other income (4,915) Outpatient Medical Same-Store Cash NOI $ 82,352 EBITDAre Three Months Ended June 30, 2023 Net income $ 13,085 Depreciation and amortization expense 47,946 Interest expense 20,634 Proportionate share of unconsolidated joint venture adjustments 1,738 EBITDAre $ 83,403 Non-cash share compensation expense 3,655 Pursuit costs 195 Non-cash intangible amortization 1,361 Corporate high yield interest income (977) Pro forma adjustments for investment activity (593) Adjusted EBITDAre $ 87,044 Adjusted EBITDAre Annualized (1) $ 348,176 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown.

12 (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 2.8 years. (3) Includes the effects of interest rate swap agreements. Debt is 37% of Firm Value Debt Equity MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) MARKET CAPITALIZATION June 30, 2023 Unsecured credit facility debt $ 400,000 Unsecured notes 1,460,000 Mortgage debt 164,427 Consolidated debt (1) 2,024,427 Pro rata share of unconsolidated joint venture debt 139,066 Enterprise debt $ 2,163,493 Redeemable equity $ 3,115 Share price $ 13.99 Total common shares outstanding 238,451,853 Total OP Units outstanding 9,838,387 Total dilutive restricted common shares and units 990,365 Implied equity market capitalization $ 3,487,436 Consolidated Firm Value (Debt + Pref. + Equity) $ 5,514,978 Consolidated Debt/Gross Assets 31.8% Consolidated Debt/Total Firm Value 36.7% ENTERPRISE DEBT SUMMARY (1) Balance as of June 30, 2023 Interest Rate Fixed/Floating Rate (3) Maturity Date Revolving Credit Facility Debt $ — 6.0 % Floating 9/24/2025 Credit Facility Term Debt 400,000 4.7 % Fixed 5/24/2028 Senior Unsecured Notes January '16 - Series B 45,000 4.4 % Fixed 1/7/2026 January '16 - Series C 45,000 4.6 % Fixed 1/7/2028 January '16 - Series D 45,000 4.7 % Fixed 1/7/2031 August '16 - Series A 25,000 4.1 % Fixed 8/11/2025 August '16 - Series B 25,000 4.2 % Fixed 8/11/2026 August '16 - Series C 25,000 4.2 % Fixed 8/11/2027 March '17 400,000 4.3 % Fixed 3/15/2027 December '17 350,000 4.0 % Fixed 1/15/2028 October '21 500,000 2.6 % Fixed 11/1/2031 Pro Rata Share of Unconsolidated Joint Venture Debt 139,066 3.3 % Fixed Various Mortgage Debt, Maturing:(2) 2023 — — % — 2024 59,511 3.8 % Fixed 2025 — — % — Thereafter 104,916 7.0 % Floating $ 2,163,493 4.0% 95.2% fixed $505 $66,374 $80,354 $248,009 $425,476 $797,775 $— $545,000 2023 2024 2025 2026 2027 2028 2029 Thereafter $0 $150,000 $300,000 $450,000 $600,000 $750,000 $900,000 $1,050,000 Enterprise Debt Repayment Schedule as of June 30, 2023

13 LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) CONSOLIDATED LEVERAGE STATISTICS Quarter Ended June 30, 2023 Consolidated debt $ 2,024,427 Net consolidated debt (less cash and cash equivalents) 1,778,767 Adjusted EBITDAre $ 87,044 Less: Amounts attributable to Unconsolidated Joint Ventures (3,443) Consolidated Adjusted EBITDAre $ 83,601 Consolidated Adjusted EBITDAre (annualized)* $ 334,404 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 5.32x Consolidated Adjusted EBITDAre $ 83,601 Cash interest expense 19,938 Interest Coverage Ratio 4.19x Consolidated interest expense $ 20,634 Capitalized interest 260 Secured debt principal amortization 249 Total fixed charges $ 21,143 Consolidated Adjusted EBITDAre 83,601 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 3.95x Implied equity market cap $ 3,487,436 Redeemable equity 3,115 Consolidated debt 2,024,427 Consolidated Firm Value $ 5,514,978 Net consolidated debt (less cash and cash equivalents) $ 1,778,767 Gross assets 6,371,595 Net Consolidated Debt / Gross Assets 27.9 % Net Consolidated Debt / Consolidated Firm Value 32.3 % Weighted average common shares 238,399,653 Weighted average OP Units not owned by DOC 9,838,203 Dilutive effect of unvested restricted common shares and share units 990,365 Weighted Average Common Shares and OP Units - Diluted 249,228,221 * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. COVENANT PERFORMANCE Required June 30, 2023 Total Leverage Ratio ≤ 60.0% 36.0% Total Secured Leverage Ratio ≤ 40.0% 2.8% Maintenance of Unencumbered Assets ≥ 1.5x 3.0x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 4.2x ENTERPRISE LEVERAGE STATISTICS Quarter Ended June 30, 2023 Enterprise debt $ 2,163,493 Net enterprise debt (less cash and cash equivalents) 1,917,833 Adjusted EBITDAre (annualized)* 348,176 Net Enterprise Debt / Adjusted EBITDAre Ratio 5.51x

14 PORTFOLIO PERFORMANCE AND LEASING ROLLFORWARD (Unaudited and in thousands, except property count and sq. ft. data.) OUTPATIENT MEDICAL SAME-STORE PORTFOLIO PERFORMANCE Year-Over-Year Comparison Sequential Comparison Q2'23 Q2'22 Change Q2'23 Q1'23 Change Number of outpatient medical facilities 269 269 — 269 269 — Gross leasable area 15,131,704 15,131,704 — 15,131,704 15,131,704 — % Leased 94.4% 95.0% -60 bps 94.4% 94.6% -20 bps Rental and related revenues $ 125,442 $ 123,109 +1.9% $ 125,442 $ 125,291 +0.1 % Operating expenses (43,090) (41,423) +4.0% (43,090) (43,274) (0.4) % Outpatient Medical Same-Store Cash NOI $ 82,352 $ 81,686 +0.8% $ 82,352 $ 82,017 +0.4 % Cash NOI $ 94,168 $ 92,370 $ 94,168 $ 92,354 Cash NOI from: Assets not held for all periods (1,569) (1,770) (1,569) (1,458) Redevelopment assets — — — — Non-outpatient medical facilities (2,804) (2,850) (2,804) (2,798) Lease termination fees (16) (182) (16) (31) Interest income on real estate loans (2,512) (2,248) (2,512) (2,282) Joint venture and other income (4,915) (3,634) (4,915) (3,768) Outpatient Medical Same-Store Cash NOI $ 82,352 $ 81,686 $ 82,352 $ 82,017 OUTPATIENT MEDICAL SAME-STORE PORTFOLIO ANALYSIS Portfolio OM Same-Store Quarter Ended Quarter Ended June 30, 2023 June 30, 2023 Number of health care properties 290 269 Gross leasable area 16,233,748 15,131,704 Cash NOI $ 94,168 $ 82,352 % Leased 94.5% 94.4 % LEASING ROLLFORWARD Quarter Ended Percentage of Total GLA June 30, 2023 June 30, 2023 Total GLA Total square feet at beginning of quarter 16,133,406 99.4 % Acquired GLA(1) 117,427 0.7 % Disposed GLA(2) (17,085) (0.1) % Total square feet at end of quarter 16,233,748 100.0 % Leased GLA Leased GLA at beginning of quarter 15,251,842 94.0 % Expirations (324,274) (2.0) % Renewals 255,038 1.6 % Retention Rate 79 % New leases in quarter 73,356 0.5 % Net absorption 4,120 — % Net leased GLA acquired / (disposed) 76,874 0.5 % Leased GLA at end of quarter 15,332,836 94.5% (1) Includes remeasurements of existing properties totaling 11,653 square feet and changes in the composition of the Company’s joint venture investments. (2) Pro rata GLA of two buildings sold in the PMAK Joint Venture. OM Same- Store Cash NOI, 87.5% Other Cash NOI, 12.5%

15 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY (Unaudited and in thousands, except sq. ft. data) QUARTERLY INVESTMENTS Acquisition Date First Year Cash Yield Investment AmountInvestment Location GLA Term Loan - Davis Joint Venture Minneapolis, MN 4/13/2023 8.0% $ 3,367 — Emory Dunwoody ASC Dunwoody, GA 5/16/2023 7.0% (1) 5,250 22,000 CVA Building Birmingham, AL 5/31/2023 7.0% 28,000 72,555 Atlanta Medical Condominium Investments (2) Atlanta, GA Various N/A 1,370 3,390 Earn-outs (3) Various Various 5.4% 3,902 — Private Equity Fund Investment (4) N/A Various N/A 133 — Term Loan - HCC Davie (5) Davie, FL Various 5.0% 940 — Development Costs Buford, GA Various N/A 4,343 — Construction Loan Draws Various Various 6.8% 2,478 — Total / Weighted Average 6.9% (6) $ 49,783 97,945 (1) Yield may change as a result of additional tenant improvement investments in 2024 and 2025. (2) This acquisition includes two condominium units. The Company now owns 35% of the larger building square footage, of which 78% is currently occupied. This property is approximately 105,000 square feet and consists of additional condominium units the Company intends to pursue in the future. (3) The Company completed the settlement of acquisition related earn-out payments upon the execution of leases at various consolidated and joint venture assets. These earn-outs are considered to be additional purchase price. (4) The Company invested additional funds managed by a venture capital firm specializing in real estate technology. (5) The Company funded additional draws under the original term loan agreement. (6) Excludes Atlanta Medical condominium investments, private equity fund investment, and development costs. CONSTRUCTION LOAN SUMMARY Construction Loan Location Date of Completion Interest Rate Quarterly Fundings Amount Drawn to Date Total Commitment TOPA Hillwood (1) Fort Worth, TX 3Q 2022 6.0% $ — $ 10,463 $ 10,500 Emory Dunwoody Dunwoody, GA 3Q 2024 6.8% 2,478 6,558 35,790 Total $ 2,478 $ 17,021 $ 46,290 (1) The Company declined the purchase option for the building. By declining the purchase option, the loan now is set to mature in March 2024 with interest being paid monthly. DEVELOPMENT PROJECT Project Location Construction in Progress Costs to Complete Estimated Project Budget Total Capacity (sq. ft.) % Leased Projected Stabilized Yield Date of Completion Northside Buford Buford, GA $ 5,295 $ 35,165 $ 40,460 97,161 100% 6.2% 2Q 2024

16 % of # of Properties GLA % of Total Q2 Cash NOI % Leased Single-tenant outpatient medical facilities 122 5,493,980 33.8% 35.7% 99.7% Multi-tenant outpatient medical facilities 151 9,882,338 61.0% 57.4% 91.5% Specialty Hospitals 4 249,510 1.5% 3.1% 100.0% Consolidated Total 277 15,625,828 96.3% 96.2% 94.5% Pro Rata Unconsolidated Joint Venture Assets 13 607,920 3.7% 3.8% 92.6% Portfolio Total 290 16,233,748 100.0% 100.0% 94.5% PORTFOLIO DIVERSIFICATION (As of June 30, 2023, $ in thousands) UNCONSOLIDATED JOINT VENTURE SUMMARY Joint Venture % Ownership # of Properties GLA Q2 Cash NOI % Leased PMAK Joint Venture 12.3% 58 2,787,292 $ 14,601 89.4% Davis Joint Venture 46.5% 13 567,358 3,409 96.8% Absolute Net, 9% NNN, 84% Modified Gross, 6% Gross, 1% On-Campus / Adjacent, 52% Off-Campus / Affiliated, 37% Off-Campus / Unaffiliated, 11% Investment Grade, 61% Investment Grade Quality, 6% Non-Investment Grade, 33% Texas, 12% Georgia, 7% Indiana, 6% Kentucky, 6% Nebraska, 6% Minnesota, 6% Arizona, 6%Florida, 6% Ohio, 5% Tennessee, 5% Other, 35% Top Ten States (Based on GLA) Lease Type (Based on Annualized Base Revenue) Campus Proximity (Based on Annualized Base Revenue) Consolidated Investment Grade Tenancy (Based on GLA)

17 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE (As of June 30, 2023, $ in thousands) LEASE EXPIRATION SCHEDULE Expiration Expiring Expiring Lease % of Total Expiring Lease % of Total Average Rent Year Leases GLA GLA ABR ABR per SF 2023 70 303,677 1.9% $ 8,458 2.3% $27.85 2024 144 864,499 5.5% 21,047 5.7% 24.35 2025 167 1,028,463 6.6% 26,540 7.2% 25.81 2026 190 3,163,153 20.2% 72,479 19.8% 22.91 2027 150 1,928,209 12.3% 47,405 12.9% 24.58 2028 150 1,784,261 11.4% 42,501 11.6% 23.82 2029 60 913,994 5.8% 29,176 8.0% 31.92 2030 69 881,969 5.6% 21,426 5.8% 24.29 2031 45 1,118,381 7.2% 26,888 7.3% 24.04 2032 75 1,201,077 7.7% 31,004 8.5% 25.81 Thereafter 55 1,504,774 9.8% 38,375 10.6% 25.50 MTM 42 77,490 0.5% 1,091 0.3% 14.07 Vacant 855,881 5.5% Total / W.A. 1,217 15,625,828 100.0% $ 366,390 100.0% $24.81 (1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated. (2) Investment grade quality tenants without public debt outstanding would add an additional 6.3% and 6.2%, respectively, to Investment Grade GLA and Investment Grade ABR. (3) University of Louisville is the parent company of UofL Health - Louisville, Inc. and McKesson Corporation is the parent company of US Oncology. INVESTMENT GRADE TENANCY (1) % of Total Credit Rating Leased % of Leased Annualized Annualized Relationship (Moody's / S&P / Fitch) GLA GLA Base Rent Base Rent CommonSpirit Health Baa1/A-/A- 2,783,303 18.8% $ 54,535 14.9% University of Louisville Baa1/A-/BBB+ 652,383 4.4% 14,637 4.0% Ascension Health Alliance Aa2/AA+/AA+ 607,834 4.1% 15,890 4.3% HonorHealth A2/NA/A+ 416,721 2.8% 11,336 3.1% McKesson Corporation Baa1/BBB+/A- 382,281 2.6% 11,024 3.0% Baylor Scott and White Health Aa3/AA-/NA 268,639 1.8% 8,561 2.3% UnitedHealth Group Incorporated A3/A+/A 253,134 1.7% 7,799 2.1% UF Health - Jacksonville Ba1/NA/BBB- 223,748 1.5% 8,139 2.2% Trinity Health Credit Group Aa3/AA-/AA- 175,339 1.2% 4,681 1.3% McLaren Healthcare A1/NA/AA- 167,517 1.1% 3,500 1.0% Other 3,016,377 20.6% 77,749 21.3% Total 8,947,276 60.6% (2) $ 217,851 59.5% (2) TOP 10 TENANTS BY ABR Weighted Avg. % of Total Remaining Leased % of Leased Annualized Annualized Tenant Lease Term GLA GLA Base Rent Base Rent CommonSpirit - CHI - Nebraska 3.5 903,777 6.1% $ 18,615 5.1% Northside Hospital 8.2 687,512 4.7% 16,409 4.5% UofL Health - Louisville, Inc. (3) 5.6 652,383 4.4% 14,637 4.0% HonorHealth 6.5 415,791 2.8% 11,310 3.1% US Oncology (3) 4.7 382,281 2.6% 11,024 3.0% Baylor Scott and White Health 3.6 268,639 1.8% 8,561 2.3% Ascension - St. Vincent's - Indianapolis 4.3 363,221 2.5% 8,167 2.2% UF Health - Jacksonville 6.1 223,748 1.5% 8,139 2.2% CommonSpirit - CHI - St. Alexius 3.1 359,209 2.4% 7,161 2.0% UnitedHealth Group Incorporated 10.6 193,579 1.3% 6,017 1.6% Total / Weighted Average 5.4 4,450,140 30.1% $ 110,040 30.0%

18 REPORTING DEFINITIONS Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), plus non-cash compensation, other non-recurring items, pursuit costs, non-cash intangible amortization, corporate high yield interest income, and pro forma impact of investment activity. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (“ABR”): Annualized base rent is calculated by multiplying reported base rent for June 2023 by 12 (but excluding the impact of straight- line rent). Cash Net Operating Income (“NOI”): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired above and below market leases, and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, payments received from seller master leases and rent abatements, and changes in fair value of contingent consideration. We believe that Cash NOI provides an accurate measure of the operating performance of our operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. Our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (“FFO”): Funds from operations, or “FFO”, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments, and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (“GLA”): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings.

19 REPORTING DEFINITIONS (continued) Net Operating Income (“NOI”): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, interest expense, net change in the fair value of derivative financial instruments, gain or loss on the sale of investment properties, and impairment losses, including our share of all required adjustments from our unconsolidated joint ventures. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (“Normalized FAD”): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above-market or below-market leases and assumed debt, amortization of lease inducements, amortization of deferred financing costs, and loan reserve adjustments, including our share of all required adjustments from unconsolidated joint ventures. We also adjust for recurring capital expenditures related to building, site, and tenant improvements, leasing commissions, cash payments from seller master leases, and rent abatement payments, including our share of all required adjustments for unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although our computation of Normalized FAD may not be comparable to that of other REITs, we believe Normalized FAD provides a meaningful supplemental measure of our performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of our financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (“Normalized FFO”): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acceleration of deferred financing costs, net change in fair value of contingent consideration, and other normalizing items. Our Normalized FFO computation includes our share of required adjustments from our unconsolidated joint ventures and our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Outpatient Medical Facility: Outpatient medical facilities are outpatient and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Outpatient medical facilities may contain sole and group physician practices and may provide laboratory and other patient services. Outpatient Medical Same-Store Cash Net Operating Income (“NOI”): Outpatient Medical Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-outpatient medical facility assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers Outpatient Medical Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term Outpatient Medical Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. Outpatient Medical (“OM”) Same-Store Portfolio: The outpatient medical same-store portfolio consists of outpatient medical facilities held by the Company for the entire preceding five quarters. djac